investor presentation • Second Quarter 2025 Exhibit 99.1

forward looking statements disclosure 2 Certain statements contained in this report which are not statements of historical fact constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as ‘‘believes,’’ ‘‘anticipates,’’ “likely,” “expected,” “estimated,” ‘‘intends’’ and other similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements. Examples of forward-looking statements include, but are not limited to, statements we make about (i) our future operating or financial performance, including revenues, income or loss and earnings or loss per share, (ii) future common stock dividends, (iii) our capital structure, including future capital levels, (iv) our plans, objectives and strategies, and (v) the assumptions that underlie our forward-looking statements. As with any forecast or projection, forward-looking statements are subject to inherent uncertainties, risks and changes in circumstances that may cause actual results to differ materially from those set forth in the forward-looking statements. Forward-looking statements are not historical facts but instead express only management’s beliefs regarding future results or events, many of which, by their nature, are inherently uncertain and outside of management’s control. It is possible that actual results and outcomes may differ, possibly materially, from the anticipated results or outcomes indicated in these forward-looking statements. Important factors that could cause actual results to differ materially from those in our forward-looking statements include the following, without limitation: • economic, market, liquidity, credit, interest rate, operational and technological risks associated with the Company’s business; • future credit quality and performance, including our expectations regarding future loan losses and our allowance for credit losses; • the effect of and changes in policies and laws or regulatory agencies, including the Dodd-Frank Wall Street Reform and Consumer Protection Act and other legislation and regulation relating to the banking industry; (iv) management’s ability to effectively execute its business plans; • mergers and acquisitions, including costs or difficulties related to the integration of acquired companies; • the possibility that any of the anticipated benefits of the Company’s acquisitions will not be realized or will not be realized within the expected time period; • the effect of changes in accounting policies and practices; • changes in consumer spending, borrowing and saving and changes in unemployment; • changes in customers’ performance and creditworthiness; • the costs and effects of litigation and of unexpected or adverse outcomes in such litigation; • current and future economic and market conditions, including the effects of changes in housing prices, fluctuations in unemployment rates, U.S. fiscal debt, budget and tax matters, geopolitical matters, trade and tariff policies, and any slowdown in global economic growth; • the adverse impact on the U.S. economy, including the markets in which we operate, of the novel coronavirus, which causes the Coronavirus disease 2019 (“COVID-19”), global pandemic, and the impact on the performance of our loan and lease portfolio, the market value of our investment securities, the availability of sources of funding and the demand for our products; • our capital and liquidity requirements (including under regulatory capital standards, such as the Basel III capital standards) and our ability to generate capital internally or raise capital on favorable terms;

forward looking statements disclosure 3 • financial services reform and other current, pending or future legislation or regulation that could have a negative effect on our revenue and businesses, including the Dodd-Frank Act and other legislation and regulation relating to bank products and services; • the effect of the current interest rate environment or changes in interest rates or in the level or composition of our assets or liabilities on our net interest income, net interest margin and our mortgage originations, mortgage servicing rights and mortgage loans held for sale; • the effect of a fall in stock market prices on our brokerage, asset and wealth management businesses; • a failure in or breach of our operational or security systems or infrastructure, or those of our third-party vendors or other service providers, including as a result of cyber attacks; • the effect of changes in the level of checking or savings account deposits on our funding costs and net interest margin; and • our ability to develop and execute effective business plans and strategies. Additional factors that may cause our actual results to differ materially from those described in our forward-looking statements can be found in our Form 10-K for the year ended December 31, 2024, as well as our other filings with the SEC, which are available on the SEC website at www.sec.gov. All forward-looking statements included in this filing are made as of the date hereof and are based on information available at the time of the filing. Except as required by law, the Company does not assume any obligation to update any forward-looking statement.

About First Financial Bancorp Pending Acquisition – Westfield Bank Pending Acquisition –BankFinancial Financial Performance Appendix presentation contents 4 overview Commercial C&I, O-CRE, Treasury, ABL, ESOP, Equipment Finance, Bannockburn Global Forex Retail Banking Consumer, Small Business Mortgage Banking NASDAQ: FFBC Headquarters: Cincinnati, Ohio Founded: 1863 Banking Centers: 128 Employees: 2,033 Market Cap (6/30/25): $2.3B Dividend Yield (6/30/25): 4.0% CET1 Ratio: 12.57% Wealth Management / Affluent Banking Investment Commercial Real Estate Commercial Finance Oak Street Funding / Franchise Summit Funding Group Agile Premium Finance Lines of Business 2.14% 2Q Adj. PTPP ROAA(2) $18.6B in assets $11.8B/$14.4B loans / deposits $5.5B wealth management (1) 1 Includes brokerage assets under care. 2 Non-GAAP financial measure which management believes facilitates a better understanding of the Company’s financial condition. See Appendix for Non-GAAP reconciliation. 5 key investment highlights • Proven & sustainable business model for more than 160 years • Premier Midwest franchise with top quartile performance • Consistent profitability – 139 consecutive quarters • High quality balance sheet & robust capital position (12.57% CET1) • Prudent risk management & credit culture with strong asset quality • Well managed through past credit cycles • What makes us strategically distinct • Local banking centered in legacy markets with a focus on growing core deposits • Sophisticated commercial and wealth banking model that positions us to be the alternative to “Big Banks” • National strategy that adds diverse fee streams and incremental earning assets while also complementing our Commercial Bank offerings • Experienced and proven management team 6 consistent best-in-class earnings 7 1 KRX calculated as the top quartile of the current 50 KRX constituents. Source: S&P Capital IQ Pro Return on Tangible Common EquityReturn on Average Assets Earnings Per Share Growth 1-Year 3-Year 5-Year 10-Year KRXKRX 100% Percentile Rank 20.1% 16.0% 100% Percentile Rank FFBC Top Quartile1 23.5% 15.3% 100% Percentile Rank 1.41% 1.23% 89% Percentile Rank 1.33% 1.29% 82% Percentile Rank 0%6% 8% 23.2% 16.3% FFBC Top Quartile1 1.31% 83% Percentile Rank 1.26% 6% 74% Percentile Rank 74% Percentile Rank 6% 60% Percentile Rank 8% FFBC KRX Median1 7% 37% Percentile Rank 3% 17.6% 14.8% 96% Percentile Rank 1.28% 1.24% 84% Percentile Rank

Note: Greater Cincinnati/Dayton loan and deposit balances include large public fund relationships, special assets, loan marks, and other out of market and corporately held balances. complementary market centric strategies Loans $3.4B / Deposits $2.2B Loans $1.9B / Deposits $5.1B Loans $4.1B / Deposits $6.8B Loans $2.4B / Deposits $0.2B 8

key company brands Full suite of diversified financial products for individuals and businesses $18.6 Billion Assets $14.4 Billion Deposits Diversified financial holding company with comprehensive and innovative solutions for individuals and businesses Wealth & asset management services for individuals and businesses $5.5 Billion Assets Under Care $30.9 Million LTM Revenue $391 Million LTM Wealth Advisory Sales Foreign currency advisory, hedge analytics, and transaction processing for closely held enterprises 9 Offices Across the U.S. $55.1 Million LTM Revenue Specialty lender to insurance industry, RIAs, CPAs $780 Million Loans $125 Million Deposits $225 Million LTM Originations Specialty lender for commercial customers to finance insurance premiums High Yielding and High Quality Portfolio $256 Million Loans $514 Million LTM Originations Full-service equipment financing company $1.1 Billion Leases/Loans $583 Million LTM Originations $75.7 Million LTM Fee Income 9

The number of Trust & Investments and RPS relationships are updated as of 9/30/22. All other data as of 12/31/22. diversified lines of business 10 revenue growth strategies

LOB | Go-to-Market

Product & Pricing

- Regional pricing strategy
- Treasury Management product investments
- Investments in Product Management

Talent Expansion

- Up-Market Commercial talent acquisition
- Added new commercial sales talent to Chicago, Cleveland, Evansville, and Grand Rapids
- Added talent in Wealth Mgmt.:
  - Succession planning
  - Investment banking
  - Fixed income

Client Experience

- Improved Cash Management Platform
- Improved Online Banking Product
- Blend – Mortgage Origination
- nCino – Commercial loan origination and online account opening

Distribution

Defined Models

- Community
- Metro
- Headquarters
- National

Capacity Plans

- Increased physical distribution network
- Closed 71 locations in last 7 years[1]
- Aligned sales teams to distribution models

Expanded Capabilities

- Acquired Bannockburn providing foreign exchange services
- Rollout of "in-house" derivatives desk capabilities
- Investment in Wealth Mgmt.:
  - Business succession
  - Fixed income strategies
  - Alternative investments
  - Improved digital platform
- Acquired Summit providing significant improvement to lease product offering
- Acquired Brady Ware Capital specializing in investment banking for mid-sized businesses
- Acquired Agile providing insurance premium financing capabilities

Technology

Enterprise Data Management

- Investment in data warehouse
- Enabling data as a strategic asset
- Connection into CRM platform

Enterprise CRM

- Company-wide implementation of Salesforce
- Marketing automation and sales enablement program development
- Sales Management
- Operational Integration

Digital Transformation

- Roadmap Creation
- Increased Resource Allocation
- Enhanced Client Experience

Talent

Staffing Model

- Defined company FTE targets
- Larger salesforce in targeted Lines of Business

Culture

- Excellence
- Client first
- Associate engagement:
  - Top quartile engagement across financial services companies
  - Focus on well-being
- Commitment to the communities we serve

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[1] Post MainSource merger

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About First Financial Bancorp Pending Acquisition – Westfield Bank Pending Acquisition – BankFinancial Financial Performance Appendix presentation contents 12

Source: S&P Capital IQ Pro and Westfield Bancorp documents overview of Westfield Bancorp 13 Westfield Bank Lines of Business3.01% MRQ NIM $2.2B in assets Financial Highlights as of March 31, 2025 $1.6B in loans $1.9B in deposits 11.0% TCE / TA $19.3MM LTM Net Income Headquarters: Westfield Center, OH Branches: 7 Active (1 Pending) Employees: 193 • Westfield Bancorp, the holding company for Westfield Bank, FSB (“Westfield Bank”), is 100% owned by Ohio Farmers Insurance Company (“OFIC”) (d/b/a Westfield), a mutual insurance company founded in 1848. • Westfield is a global leader in property and casualty insurance and underwrites commercial, personal surety, and specialty lines of coverage through its network of leading independent agents and brokers across the united States. • Commercial Banking / Treasury Management • Agency Banking and Premium Finance • Registered Investment Advisor Banking • Consumer - Retail • Consumer - Mortgage • Private Banking

transaction highlights

Strategically Compelling	Financially Attractive	Low Integration Risk
• Accelerates entry into Northeast Ohio. • Provides attractive deposit base, branch network and commercial client base in a market with limited acquisition targets. • Adds talented staff in Retail, Commercial, Mortgage and Private Banking. • Adds talent, loans and deposits in Specialty Business Lines that match current lines (Premium Finance, Insurance Agency and RIA Banking). • Highly efficient branch network with average deposits per branch >$260 million[1].	• Strong EPS accretion of 12.4% expected in 2026. • Manageable tangible book value per share dilution with an earnback of 2.9 years. • Appealing pay-to-trade ratio of just 0.87x. • Capital ratios remain strong with CET1 at 10.9% at closing.	• Adds $2.2 billion in assets, 11% of pro forma assets. • Low credit risk profile with minimal charge-offs. • Strong cultural alignment, community centric, deep expertise in Commercial and Specialty Business Lines. • Complementary credit culture and credit administration.

Source: S&P Capital IQ Pro
1 Based on Westfield Bancorp's $1.9 billion in total deposits as of March 31, 2025, divided by seven branches

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1 Based on FFBC’s 10-day VWAP of approximately $23.61 per share, as of June 20, 2025 transaction summary 15 Transaction Structure • First Financial Bancorp to acquire 100% of Westfield Bancorp outstanding common stock • At closing Westfield Bank will merge with and into First Financial Bank • OFIC to receive $260.0 million in cash and 2,753,094 million shares of FFBC common stock • 80% cash consideration / 20% stock consideration (based on the 10-day VWAP) • Pro forma ownership: ~97% FFBC / ~3% OFIC Transaction Value and Multiples1 • Aggregate transaction value of $325.0 million • Price / Tangible Book Value of 1.37x • Price / LTM Core Earnings of 16.2x • 0.87x Pay-to-Trade ratio Personnel and Governance • No changes to First Financial’s executive leadership team; certain members of Westfield Bank executive leadership team are expected to assume leadership roles within First Financial • No changes to the Board of Directors at First Financial • First Financial to pledge $500,000 to its First Financial Foundation to support local programs and nonprofits in Northeast Ohio communities served by Westfield Bank • Subject to the receipt of required regulatory approvals and other customary closing conditions • OFIC approval has been received; no First Financial shareholder approval required • Anticipated closing during the fourth quarter of 2025 Approval and Timing pro forma financial impact and due diligence

Illustrative Pro Forma Financial Impact

Est. Impact Excluding CECL Double Count [1]	Est. Impact Including CECL Double Count	Est. Capital Ratios
11.8% 2026E EPS Accretion	**12.4%** 2026E EPS Accretion	**7.4%** TCE /TA
7.6% TBV Dilution	**8.1%** TBV Dilution	**10.9%** CET1 Ratio
2.9 Years TBV Earnback	**3.0 Years** TBV Earnback	**13.2%** Total Capital Ratio
~1.40% 2026E ROAA[2]	**~1.40%** 2026E ROAA[2]	**8.9%** Leverage Ratio

Comprehensive Due Diligence Process

- **Business and Operational Due Diligence**
  - Extensive due diligence review of Westfield Bancorp over a three-month time frame including more than 50 internal and external professionals.
  - First Financial's management thoroughly examined all areas of the business through a collaborative due diligence process.
    - Credit & Underwriting
    - ALCO & Funding
    - Specialty Business Lines
    - Consumer and Retail
    - Finance & Accounting
    - Legal Regulatory & Compliance
    - Tax & Audit
    - Risk Management
    - Human Resources
    - Information Technology & Cybersecurity
    - Risk Management
    - Operations
  - First Financial is an experienced acquiror with a track record of successful integration.
- **Scope of Credit & Loan Review**
  - First Financial's senior management and credit team reviewed all of Westfield Bancorp's major lending concentrations, including over $750 million in loans, representing ~40% of total loan commitments and more than 50% of total commercial loans.
  - Additional focus on underwriting standards and credit culture and credit administration.



0.23
0.20
0.26
0.20
0.11
2021
2022
2023
2024
MRQ
Westfield Bancorp NPAs / Assets (%)

Source: S&P Capital IQ Pro

Note(s): For illustrative purposes, assumes transaction closes on December 31, 2025, cost savings are 75% phased-in during the first full year of operations and excludes one-time deal costs

1 Excludes CECL double count, which is expected in calendar year 2027 (early adoption in 2025 or 2026)

2 Assumes fully phased-in cost savings

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key transaction assumptions

Earnings, Synergies and Cost Savings	• Net income for FFBC based on consensus analyst estimates • Net income for Westfield Bancorp based on FFBC management estimates • Cost savings of ~40% of Westfield Bancorp's noninterest expense base (75% realized in 2026, 100% thereafter) • No incremental Durbin impact, as OFIC is over the $10 billion asset threshold • Revenue synergies identified and are expected but not modeled

Loan and Credit Marks	• Gross loan credit mark of $18.9 million or 1.1% of Westfield Bancorp's total loans
	  ◦ $8.5 million (~45%) allocated to purchase credit deteriorated (PCD) loans
	  ◦ $10.4 million (~55%) allocated to non-PCD loans (accreted into earnings over five years, straight-line method)
	  ◦ Assumes a day two CECL reserve on the non-PCD credit mark equal to the non-PCD loan mark (CECL "double-count")
	• Loan interest rate mark of $56.7 million pre-tax, or 3.3% of Westfield Bancorp's projected gross loan balance at closing (accreted into earnings over five years, sum-of-years-digits)

Transaction Expenses	• Pre-tax one-time expenses of $23.0 million fully reflected in projected tangible book value per share at closing • An incremental $875,000 of capitalized expense is associated with branch renovations (depreciated over 10 years, straight-line) • Assumes a fixed asset write-down of $2.5 million with depreciation reduced straight-line over 20-years
Intangibles and Other	• Core deposit intangible of 3.0% of Westfield Bancorp's core deposits (amortized over 10 years, sum-of-years-digits) • Westfield Bancorp's pre-tax loss on AFS securities of $25.0 million accreted through earnings over four years, straight-line • Other pre-tax fair value adjustments totaling approximately $0.4 million amortized based on estimated remaining life

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About First Financial Bancorp Pending Acquisition – Westfield Bank Pending Acquisition – BankFinancial Financial Performance Appendix presentation contents 18

Overview of BankFinancial

Overview of BankFinancial

Total Assets	$1.4Bn
Total Deposits	$1.2Bn
Headquarters	Burr Ridge, Illinois
Chairman & Chief Executive Officer	Morgan Gasior
Year Founded	1924
Branches	18 Full-Service Retail Branches
Ticker	BFIN (NASDAQ-Listed)

Key franchise highlights

1. Attractive low cost, core deposit franchise
2. Significant scarcity value in Chicago MSA
3. Strong capitalization and excess liquidity profile
4. Limited borrowings and no brokered deposits
5. Robust credit quality and underwriting philosophy

Financial summary

Balance Sheet & Capital (As of 2Q'25 Unless Otherwise Stated, %)	
Cash & Securities / Assets	40
Loan / Deposit Ratio	66
Non-Time Deposit Composition	79
TCE / TA	10.9
CET1 Ratio	20.7
NCOs / Avg. Loans (YTD 1H'25)	0.11
Profitability – Core [(1)] (2Q'25, %)	
Return on Avg. Assets	0.56
Net Interest Margin	3.43
Efficiency Ratio	83
Fee Income Ratio	12

Loan & Deposit composition

Loan composition



Consumer <0%
1-4 Family 2%
Commercial Loans & Leases 24%
Non-Residential Real Estate 13%
Multi-Family Residential Real Estate 61%

Loans: $0.8Bn
Yield on Loans: 5.17%

Deposit composition



Certificates of Deposit 21%
Noninterest Bearing 18%
Savings 13%
Interest Bearing Checking 23%
Money Market 25%

Deposits: $1.2Bn
Cost of Deposits: 1.49%

Note: Financial Data as of 2Q'25

[1] Based on illustrative core profitability metrics, which includes adjustments for non-recurring unusual items during the quarter (a specific lease reserve, write-down related to repossessed machinery, legal fees, professional fees, and BOLI benefit)

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Transaction highlights

Strategically expands presence in economically robust Chicago market with strong core deposit franchise	✓ Acquisition of a low cost, granular core deposit franchise with $1.4Bn of assets and +100 year presence in Chicago market ✓ Complementary to existing Northwest Indiana presence, Chicago Commercial LPO, Agile Premium Finance headquarters and Bannockburn FX office ✓ Well-priced expansion opportunity at 0.91x Price / TBV and (1.2)% Core Deposit Premium
Financially attractive with immediate accretion to earnings and minimal TBV impact	✓ +2% Earnings per Share accretion ✓ De minimis TBV dilution ✓ Enhances key profitability metrics, including ~100bps improvement in Efficiency Ratio and ~75bps improvement in ROTCE
Significant excess capital and liquidity – incremental excess funding capacity to be created with efficient balance sheet repositioning	✓ Ability to leverage BankFinancial's significant excess capital (20.7% CET1 ratio) and liquidity (66% Loan / Deposit ratio) for future growth ✓ Plan to reposition BankFinancial's entire multifamily loan portfolio post-closing to create incremental funding capacity and efficiently remix assets ✓ Balance sheet and capital improve on a pro forma basis
Consistent operating philosophies drives low execution risk	✓ Proven strong credit culture and risk management practices ✓ Low execution risk given relative size ✓ Limited resource requirement will not disrupt internal initiatives or the consideration of other strategic opportunities

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Complementary Chicago presence



MICHIGAN
Milwaukee
Grand Rapids
Lansing
Chicago
INDIANA
Indianapolis
Cincinnati
Louisville
KENTUCKY
OHIO
Columbus
Hoffman Estates
Skokie
Evanston
Wheaton
Chicago
Naperville
Bollingbrook
Tinley Park
Gary
FFBC (Incl. Westfield)
BFIN

Complementary to existing presence

- ✓ Extension of Northwest Indiana retail network
- ✓ Adds branches to existing Chicago commercial LPO
- ✓ Agile Premium Finance headquartered in Chicago MSA
- ✓ Bannockburn FX office in downtown Chicago

Chicago MSA highlights

9.2MM Total Population	**$860Bn** Gross Domestic Product	**29** Fortune 500 Company Headquarters [(1)]
$596Bn Total Market Deposits	**3.5MM** Total Households	**$86.6K** Median Household Income
#3 Largest US Metro Economy	**#1** US Metro for Corporate Relocation & Expansion	**+6.3%** Projected 5-Year Household Income Growth

Select large employers

Allstate. KraftHeinz JLL Walgreens Boots Alliance Gallagher UNITED

[1] Includes surrounding areas
Source: S&P Capital IQ Pro, Moody's, World Business Chicago

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Summary financial impacts

	Key Items	Pro Forma Financial Impacts Excluding Day 2 CECL Double Count	Pro Forma Financial Impacts Including Day 2 CECL Double Count
Pro Forma Impacts	Earnings per Share (Fully Phased-In)	+2.0%	+2.1%
	TBV per Share at Closing	(0.1)%	(0.4)%
	TBV Earnback (Crossover Method)	0.1 Years	0.8 Years
Balance Sheet	CET1 Ratio Impact at Closing	+32 Bps	+28 Bps
	Loan / Deposit Ratio Improvement	400 Bps	400 Bps
Profitability	Efficiency Ratio Improvement	98 Bps	101 Bps
	Return on Tangible Common Equity	+74 Bps	+83 Bps

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Transaction terms

Consideration & Deal Value

- **Consideration Mix** – 100% FFBC common stock
- **Exchange Ratio** – Fixed exchange ratio of 0.4800x
  - Approximately 6 million shares issued to BankFinancial in transaction
- **Transaction Value** – $142 million deal value, or $11.37 per BankFinancial share (1)
- **Pro Forma Ownership** – First Financial: 94% / BankFinancial: 6%

Transaction Multiples

- **Price / TBV** – 0.91x
- **Core Deposit Premium** – (1.2)%
- **Market Premium** – 5%

Closing & Other

- **Closing Date** – Targeted close in 4Q'25
- **Integration** – Expected efficient integration leveraging First Financial's proven acquisition expertise
- **Name and Brand** – To be rebranded as First Financial Bank
- **Approvals** – Requires customary regulatory approvals and approval by BankFinancial's shareholders

[1] Based on First Financial closing share price of $23.69 on August 8, 2025

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Key transaction assumptions

Key Merger Assumptions	• **Cost Savings** – Approximately 45% of BankFinancial's annual operating expense – 75% phase-in during 2026 and 100% in 2027 and thereafter • **One-Time Merger Expenses** – $25 million pre-tax; fully reflected in pro forma impacts at closing • **Core Deposit Intangible** – 3.50% of BankFinancial's non-time deposits – Amortized over 10 years using sum-of-years digits method
Fair Value Adjustments	• **Loan Credit Mark** – 1.9% of BankFinancial's total loans – Analysis shown with and without CECL "double-count"; credit mark composition of 50% purchase credit deteriorated (PCD) / 50% Non-PCD with CECL "double-count" – Additional write-down assumed on equipment leases • **Loan Interest Rate FMV Adjustment** – $39 million estimated at close, or 4.9% of loans – Accreted into earnings over 7 years using sum-of-years-digits method • **Other Interest Rate FMV Adjustments –** Approximately $1 million
Other	• **Multifamily Loan Repositioning** – Expected disposition of entire ~$500 million BankFinancial multifamily loan portfolio post closing to create incremental funding capacity • **Securities Repositioning** – Assumes repositioning of entire BankFinancial securities portfolio post closing • **Durbin Interchange Revenue Impact** – Estimated approx. $0.4 million annual impact • **Incremental Deposit Rate Adjustment** – Assumes more competitive deposit rates on certain products

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About First Financial Bancorp Pending Acquisition – Westfield Bank Pending Acquisition – BankFinancial Financial Performance Appendix presentation contents 25

2Q 2025 results 139th Consecutive Quarter of Profitability 26 • EOP assets increased $179.2 million compared to the linked quarter to $18.6 billion • EOP loans increased $62.1 million compared to the linked quarter to $11.8 billion • Average deposits increased $114.1 million compared to the linked quarter to $14.4 billion • Excluding brokered deposits, total average deposits increased $100.8 million over linked quarter • EOP investment securities increased $122.1 million compared to the linked quarter Balance Sheet Profitability Asset Quality Income Statement Capital • Noninterest income – $68.1 million; $67.8 million as adjusted1 • Noninterest expense – $128.7 million; $127.6 million as adjusted1 • Efficiency ratio – 56.9%. Adjusted1 efficiency ratio – 56.4% • Effective tax rate of 20.3%. Adjusted1 effective tax rate of 20.4% • Net interest income – $158.3 million • Net interest margin of 4.01% on a GAAP basis; 4.05% on a fully tax equivalent basis1 • Net income – $70.0 million or $0.73 per diluted share. Adjusted1 net income – $70.6 million or $0.74 per diluted share • Return on average assets – 1.52%. Adjusted 1 return on average assets – 1.54% • Return on average shareholders’ equity – 11.2%. Adjusted1 return on average shareholders’ equity – 11.3% • Return on average tangible common equity – 19.6%. Adjusted1 return on average tangible common equity – 19.8% • Provision expense - $9.8 million • Net charge-offs – $6.0 million. NCOs / Avg. Loans – 0.21% annualized • Classified Assets / Total Assets - 1.15% • NPA / Total Assets – 0.41% • ACL / Total Loans – 1.34% • Total capital ratio – 14.98% • Tier 1 common equity ratio – 12.57% • Tangible common equity ratio – 8.40%. Adjusted1 Tangible common equity ratio – 9.81% • Tangible book value per share – $15.40 1 Non-GAAP financial measure which management believes facilitates a better understanding of the Company’s financial condition. See Appendix for Non-GAAP reconciliation.

2Q 2025 highlights • Strong earnings driven by record quarterly revenue • Adjusted1 earnings per share – $0.74 • Adjusted1 return on assets – 1.54% • Adjusted1 pre-tax, pre-provision return on assets – 2.14% • Adjusted1 return on average tangible common equity – 19.8% • Loan growth during the quarter in line with expectations • EOP loan balances increased $62.1 million compared to the linked quarter; 2.1% on an annualized basis • Quarterly growth driven by C&I, Agile, Summit, and Consumer, which offset elevated prepayments in ICRE • Average loan balances increased 1.8% on an annualized basis compared to linked quarter • Total average deposit balances increased $114.1 million, or 3.2% on an annualized basis • Second quarter included $85 million seasonal increase in public funds • Growth in noninterest bearing deposits, retail CDs, and savings offset by declines in interest-bearing demand and money markets • Average noninterest bearing deposits increased 5% on an annualized basis and were 21% of average total deposits • Net interest margin (FTE) of 4.05% increased 17 bps from linked quarter • 12 bp decline in cost of funds driven by 13 bp decline in cost of deposits • 5 bp increase in asset yields • Noninterest income of $68.1 million; $67.8 million as adjusted1 • Adjustments include $0.2 million gain on sales of securities • Double digit percentage growth from linked quarter in mortgage, bankcard income and foreign exchange • Leasing business revenue of $20.8 million 27 1 Non-GAAP financial measure which management believes facilitates a better understanding of the Company’s financial condition. See Appendix for Non-GAAP reconciliations. .

2Q 2025 highlights • Adjusted1 noninterest expense of $127.6 million; 0.8% increase from first quarter • Adjustments1 include $1.0 million of efficiency and acquisition related costs • Efficiency ratio of 56.9%; 56.4% as adjusted1 • Stable credit quality • Total ACL of $175.7 million; provision expense of $9.8 million o Loans and leases - ACL of $158.5 million; 1.34% of total loans; 1 bp increase compared to prior quarter o Unfunded Commitments - ACL of $17.1 million • Provision expense driven by loan growth and net charge-offs • Nonperforming assets increased 9 bps to 0.41% of total assets • $6.0 million in net charge-offs; 0.21% of loans on an annualized basis; 15 bp decrease from linked quarter • Capital ratios stable and strong • Total capital ratio of 14.98% • Tier 1 common equity of 12.57%; 28 bp increase from linked quarter • Tangible book value of $15.40; increased $0.60, or 4% from linked quarter • Tangible common equity increased 24 bps to 8.40%; 9.81%1 excluding ($246.4) million of AOCI • Dividend increase to $0.25; 4.2% increase from prior dividend level 28 1 Non-GAAP financial measure which management believes facilitates a better understanding of the Company’s financial condition. See Appendix for Non-GAAP reconciliations. .

adjusted net income[1]

The table below lists certain adjustments that the Company believes are significant to understanding its quarterly performance.

	2Q 2025			1Q 2025		
	As Reported	Adjusted [1]		As Reported	Adjusted [1]	
Net interest income	$ 158,269	$ 158,269		$ 149,296	$ 149,296	
Provision for credit losses-loans and leases	$ 9,084	$ 9,084		$ 9,141	$ 9,141	
Provision for credit losses-unfunded commitments	$ 718	$ 718		$ (441)	$ (441)	
Noninterest income	$ 68,063	$ 68,063		$ 51,083	$ 51,083	
less: gains (losses) on security transactions	-	242	A	-	(9,948)	A
Total noninterest income	$ 68,063	$ 67,821		$ 51,083	$ 61,031	
Noninterest expense	$ 128,671	$ 128,671		$ 128,076	$ 128,076	
less: tax credit investment writedown	-	111	A	-	112	A
less: efficiency-related costs	-	1,016	A	-	451	A
less: other	-	(56)	A	-	894	A
Total noninterest expense	$ 128,671	$ 127,600		$ 128,076	$ 126,619	
Income before income taxes	$ 87,859	$ 88,688		$ 63,603	$ 75,008	
Income tax expense	$ 17,863	$ 17,863		$ 12,310	$ 12,310	
plus: after-tax impact of tax credit investment @ 21%	-	88		-	88	
plus: tax effect of adjustments (A) @ 21% statutory rate	-	174		-	2,395	
Total income tax expense	$ 17,863	$ 18,125		$ 12,310	$ 14,793	
Net income	$ 69,996	$ 70,563		$ 51,293	$ 60,215	
Net earnings per share - diluted	$ 0.73	$ 0.74		$ 0.54	$ 0.63	
Pre-tax, pre-provision return on average assets	2.13%	2.14%		1.60%	1.85%	

[1] Non-GAAP financial measure which management believes facilitates a better understanding of the Company's financial condition. See Appendix for Non-GAAP reconciliations.

All dollars shown in thousands, except per share amounts

FIRST
first financial bancorp
29
EQUAL OPPORTUNITY LENDER EQUAL HOUSING LENDER FDIC

profitability 30 Return on Average Assets Return on Avg Tangible Common Equity Diluted EPS 1 Non-GAAP financial measure which management believes facilitates a better understanding of the Company’s financial condition. See Appendix for Non-GAAP reconciliation. $0.73 $0.54 $0.68 $0.55 $0.64 $0.74 $0.63 $0.71 $0.67 $0.65 2Q251Q254Q243Q242Q24 Diluted EPS Adjusted EPS 1 19.61% 15.16% 19.08% 16.29% 20.57% 19.76% 17.80% 19.90%19.77% 20.88% 2Q251Q254Q243Q242Q24 ROATCE Adjusted ROATCE 1 1 1.52% 1.13% 1.41% 1.17% 1.38% 1.54% 1.33% 1.47%1.42%1.40% 2Q251Q254Q243Q242Q24 ROA Adjusted ROA1 $98.5 $83.7 $93.2$89.7$92.4 2.14% 1.85% 2.03%2.00% 2.10% 2Q251Q254Q243Q242Q24 Pre-tax, pre-provision earnings Pre-tax, pre-provision ROA Adjusted1 Pre-tax, Pre-Provision Earnings net interest income & margin 31 Net Interest Margin (FTE) 2Q25 NIM (FTE) Progression Net Interest Income All dollars shown in millions $153.8 $145.6 $149.2$151.0$148.4 $4.0 $3.1 $4.7$3.8 $3.6 $158.3 $149.3 $154.4$155.6 $153.3 2Q251Q254Q243Q242Q24 Basic NII Loan Fees 3.95% 3.80%3.82% 3.98%4.00% 0.10% 0.08%0.12% 0.10%0.10% 4.05% 3.88% 3.94% 4.08%4.10% 2Q251Q254Q243Q242Q24 Basic Margin (FTE) Loan Fees 1Q25 3.88% Asset yields/mix 0.05% Funding costs/mix 0.12% 2Q25 4.05%

noninterest income 32 Noninterest Income 1 Non-GAAP financial measure which management believes facilitates a better understanding of the Company’s financial condition. See Appendix for Non-GAAP reconciliations. 2Q25 Highlights • $0.2 million of adjustments1 for gains on sales of securities • Adjusted1 noninterest income 30% of net revenue • Mortgage banking income of $6.7 million; increased $2.4 million , or 54.7% from linked quarter • Foreign exchange income of $13.8 million; increased $1.2 million, or 9.7% from linked quarter • Leasing business income of $20.8 million; increased $2.1 million, or 11.2% from the linked quarter All dollars shown in millions Service Charges $7.8 11% Wealth Mgmt $7.8 11% Bankcard $3.7 6% Client derivative fees $1.7 2% Foreign exchange $13.8 20% Leasing business $20.8 31% Mortgage banking $6.7 10% Other $5.8 9% Total $68.1 million $67.8 million as adjusted 1 noninterest expense

Noninterest Expense



$128.7 million
Salaries and benefits $74.9 58%
Occupancy and equipment $9.3 7%
Data processing $9.0 7%
Professional services $3.5 3%
Intangible amortization $2.4 2%
Leasing business expense $13.2 10%
Other $16.4 13%

Full-time Equivalent Employees[2]



2,108
2,076
2,056
2,015
1,997
2Q24
3Q24
4Q24
1Q25
2Q25

2Q25 Highlights

- Adjusted[1] noninterest expense increased $1.0 million, or 0.8% from linked quarter
  - Efficiency ratio of 56.9%; 56.4% as adjusted[1]
- $1.1 million of adjustments[1] include:
  - $1.0 million efficiency and acquisition related costs
  - $0.1 million of other costs not expected to recur such as tax credit investment write-downs and severance costs

Efficiency Ratio



57.5%
54.9%
62.5%
55.7%
66.0%
56.0%
63.9%
57.6%
56.9%
53.7%
2Q24
3Q24
4Q24
1Q25
2Q25
Efficiency Ratio
Adjusted Efficiency Ratio 1,3

[1] Non-GAAP financial measure which management believes facilitates a better understanding of the Company's financial condition. See Appendix for Non-GAAP reconciliations.
[2] Excludes Interns, Co-ops, and Student Bankers
[3] Leasing business expense shown as a part of revenue
All dollars shown in millions

first financial bancorp

33

EQUAL OPPORTUNITY LENDER FDIC

average balance sheet 34 Average Securities All dollars shown in millions 1 Includes loans fees and loan accretion Average Deposits Average Loans $3,479$3,412$3,373$3,274$3,132 4.44% 4.35% 4.28%4.24%4.23% 2Q251Q254Q243Q242Q24 Investment Securities Investment Securities Yield $11,793$11,725$11,688$11,534$11,441 6.85%6.82% 7.04% 7.41%7.42% 2Q251Q254Q243Q242Q24 Loans Loan Yield $14,355$14,241$14,340 $13,797$13,630 2.11% 2.24% 2.36% 2.49%2.44% 2Q251Q254Q243Q242Q24 Deposits Cost of Deposits

deposits 35 Deposit Product Mix (Avg) 2Q25 Average Deposit Progression All dollars shown in millions Total growth/(decline): $114.1 million Noninterest- bearing $3,014 21% Interest-bearing demand $1,747 12% Savings $1,004 7% Money Markets $3,230 22% Retail CDs $1,958 14% Brokered Deposits $1,251 9% Public Funds $2,151 15% Total $14.4 Billion $37.5 -$19.7 $7.8 -$25.4 $15.4 $13.3 $85.2 Noninterest-bearing Interest-bearing demand Savings Money Markets Retail CDs Brokered Deposits Public Funds

average deposit trends 36 All dollars shown in millions Business Public Funds Personal Uninsured Deposits $6,696$6,665$6,520$6,330$6,312 2Q251Q254Q243Q242Q24 $4,163$4,190$4,207$3,974$3,824 2Q251Q254Q243Q242Q24 $2,151$2,066$2,129 $1,937$1,978 2Q251Q254Q243Q242Q24 Uninsured deposits (per call report instructions) 6,292$ Less: Public funds 1,891 Less: Intercompany deposits 573 Adjusted uninsured deposits 3,828 Borrowing capacity 5,168 Borrowing capacity in excess of adjusted uninsured deposits $ 1,340 Borrowing capacity as a % of adjusted uninsured deposits 135.0% Adjusted uninsured deposits to total deposits 26.6%

deposit concentrations Business Deposits by Sector All dollars shown in millions 37 NAICS Sector 6/30/25 % of Total Deposits Manufacturing $672.4 4.7% Finance and Insurance 605.6 4.2% Real Estate and Rental and Leasing 478.9 3.3% Construction 351.7 2.4% Professional, Scientific, and Technical Services 342.6 2.4% Other Services (except Public Administration) 294.6 2.0% Health Care and Social Assistance 233.0 1.6% Retail Trade 214.6 1.5% Accommodation and Food Services 139.7 1.0% Wholesale Trade 129.1 0.9% Agriculture, Forestry, Fishing and Hunting 99.2 0.7% Administrative and Support and Waste Management 87.0 0.6% Educational Services 73.7 0.5% Arts, Entertainment, and Recreation 66.9 0.5% Transportation and Warehousing 64.8 0.5% Other 329.5 2.3% Grand Total $4,183.2 29.1%

38 Borrowing Capacity • Interest-bearing deposits with other banks of $570 million • Investment securities portfolio: • 97.9% of investment portfolio classified as available-for-sale • $785.9 million of expected cash flow from securities portfolio in next 12 months • $384.3 million of floating rate securities with minimal losses • Portfolio duration of 4.3 years at June 30, 2025 borrowing capacity & cash/investment liquidity Cash/Investment Liquidity All dollars shown in thousands FHLB borrowing availability 931,212$ Fed Discount Window availability 881,289 Brokered CDs/Deposit placement services 2,395,905 Fed funds 960,000 Total as of June 30, 2025 5,168,406$

loan portfolio 39 Loan LOB Mix (EOP) Net Loan Change-LOB (Linked Quarter) All dollars shown in millions Total growth/(decline): $62.1 million ICRE $3,620 31% Commercial & Small Business Banking $3,300 28% Oak Street $780 6% Franchise $219 2% Summit $931 8% Agile $256 2% Consumer $1,066 9% Mortgage $1,614 14% Total $11.8 Billion -$97.2 $62.1 -$13.4 -$10.1 $29.9 $50.2 $29.4 $11.2 ICRE Commercial & Small Business Banking Oak Street Franchise Summit Agile Consumer Mortgage

loan concentrations 40 C&I and Owner Occupied CRE Loans by Sector1 Investor CRE Loans by Property Type All dollars shown in millions 1 Excludes Agile Premium Finance Property Type 6/30/25 % of Total Loans Residential Multi Family 5+ $1,334.9 11.3% Retail Property 790.4 6.7% Industrial 435.6 3.7% Office 371.2 3.1% Hospital/Nursing Home 257.5 2.2% Hotel 161.0 1.4% Land 113.1 1.0% Residential 1-4 Family 102.6 0.9% Other Real Estate 41.9 0.4% Self Storage 11.9 0.1% Agriculture 0.2 0.0% Other 0.0 0.0% Grand Total $3,620.3 30.7% NAICS Sector 6/30/25 % of Total Loans Finance and Insurance $1,254.1 10.6% Manufacturing 539.8 4.6% Construction 393.0 3.3% Real Estate and Rental and Leasing 318.1 2.7% Health Care and Social Assistance 279.4 2.4% Professional, Scientific, and Technical Services 273.2 2.3% Accommodation and Food Services 272.8 2.3% Retail Trade 225.1 1.9% Wholesale Trade 214.2 1.8% Agriculture, Forestry, Fishing and Hunting 156.3 1.3% Transportation and Warehousing 147.4 1.3% Administrative and Support and Waste Management 144.4 1.2% Other Services (except Public Administration) 125.9 1.1% Arts, Entertainment, and Recreation 71.9 0.6% Information 65.8 0.6% Public Administration 60.5 0.5% Educational Services 26.3 0.2% Management of Companies and Enterprises 24.2 0.2% Utilities 19.3 0.2% Mining, Quarrying, and Oil and Gas Extraction 14.5 0.1% Other 0.6 0.0% Grand Total $4,626.9 39.3%

allowance for credit losses 41 2Q25 Highlights All dollars shown in millions • $175.7 million combined ACL; $9.8 million combined provision expense • $158.5 million ACL – loans and leases; 1.34% of loan balances • Utilized Moody’s June baseline forecast in quantitative model • $17.1 million ACL – unfunded commitments ACL / Total Loans $156.2 $158.8 $156.8 $155.5 $158.5 $16.4 $17.1 $16.9 $16.4 $17.1 $172.6 $176.0 $173.7 $171.9 $175.7 1.36% 1.37% 1.33% 1.33% 1.34% 2Q24 3Q24 4Q24 1Q25 2Q25 ACL-loans and leases ACL-unfunded commitments ACL / Total Loans asset quality 42 Classified Assets / Total Assets . 1 Provision includes both loans & leases and unfunded commitments All dollars shown in millions Nonperforming Assets / Total Assets Net Charge Offs & Provision Expense1 $4.2 $7.3 $11.7 $10.5 $6.0 $16.4 $10.6 $9.4 $8.7 $9.8 0.21% 0.36%0.40% 0.25% 0.15% 2Q24 3Q24 4Q24 1Q25 2Q25 NCOs Provision Expense NCOs / Average Loans $214.3$213.4 $224.1 $206.2 $195.3 1.15%1.16%1.21% 1.14% 1.07% 2Q251Q254Q243Q242Q24 Classified Assets Classified Assets / Total Assets $77.1 $59.8 $66.0$65.5$62.7 0.41% 0.32% 0.36%0.36%0.35% 2Q251Q254Q243Q242Q24 NPAs NPAs / Total Assets

capital 43 Tangible Common Equity Ratio 6/30 Risk Weighted Assets = $14,129,683 All capital numbers are considered preliminary. 1 Non-GAAP financial measure which management believes facilitates a better understanding of the Company’s financial condition. See Appendix for Non-GAAP reconciliation. Adjusted TCE excludes impact from AOCI 12.57%12.29%12.16%12.04%11.78% 7.00% 2Q251Q254Q243Q242Q24 Tier 1 Common Equity Ratio Basel III minimum Tier 1 Common Equity Ratio 12.89%12.61%12.48%12.37%12.11% 8.50% 2Q251Q254Q243Q242Q24 Tier 1 Capital Ratio Basel III minimum Tier 1 Capital Ratio 7.23% 7.98% 7.73% 8.16% 8.40% 9.13% 9.34% 9.39% 9.62% 9.81% 2Q24 3Q24 4Q24 1Q25 2Q25 TCE ratio Adjusted TCE ratio 1 14.98%14.90%14.64%14.58%14.47% 10.50% 2Q251Q254Q243Q242Q24 Total Capital Ratio Basel III minimum Total Capital Ratio capital strategy 44 Strategy & DeploymentTangible Book Value Per Share • 4.0% annualized dividend yield as of June 30th • 32.8% of 2Q25 earnings returned to shareholders through common dividend • Most recent internal stress testing indicates capital ratios above regulatory minimums in all modeled scenarios • Common dividend increased $0.01 to $0.25; 4.2% increase • No shares repurchased in 2Q25; no plans to repurchase shares in near- term • Increase in TBV per share from linked quarter of 4% driven by strong earnings • 19% increase since 2Q24 1 Excludes impact from AOCI $12.94 $14.26 $14.15 $14.80 $15.40 $16.32 $16.69 $17.18 $17.45 $17.98 2Q24 3Q24 4Q24 1Q25 2Q25 Tangible Book Value per Share TBV per share-adjusted 1 outlook commentary1 • Loan balances expected to increase low to mid single digits on an annualized basis • Deposit balances expected to be stable, excluding seasonal public fund outflows 45 • Total noninterest expense expected to be $128 - 130 million • Incentive expense will fluctuate with fee incomeNoninterest Expense Net Interest Margin Balance Sheet Credit • Credit costs expected to be stable • Net charge-offs expected to approximate 2Q levels • Stable to slightly increasing ACL coverage as a percentage of loans expected Noninterest Income • Total expected fee income of $67 - 69 million • Includes $14 - 16 million foreign exchange • Includes $19 - 21 million leasing business income 1 See Forward Looking Statement Disclosure on page 2-3 of this presentation for a discussion of factors that could affect management’s expectations and results in future periods. • Expected to be 4.00% - 4.05%; assumes 25 bp September rate cut Capital • Common dividend increase of $0.01 to $0.25

About First Financial Bancorp Pending Acquisition – Westfield Bank Pending Acquisition – BankFinancial Financial Performance Appendix presentation contents 46 appendix: our markets • Greater Cincinnati/Dayton • Loans $4.5 billion • Deposits $7.6 billion • Deposit Market Share #4 (3.4%) • Banking Centers 46 • Fortune 500 Companies 7 • Indianapolis • Loans $1.1 billion • Deposits $0.5 billion • Deposit Market Share #14 (1.2%) • Banking Centers 8 • Fortune 500 Companies 3 • Columbus, OH • Loans $1.5 billion • Deposits $0.4 billion • Deposit Market Share #18 (0.4%) • Banking Centers 4 • Fortune 500 Companies 3 • Expansion Markets Cleveland/Chicago/Grand Rapids • Loans $0.1 billion • Deposits $0.03 billion • Louisville • Loans $0.4 billion • Deposits $0.5 billion • Deposit Market Share #12 (1.2%) • Banking Centers 9 • Fortune 500 Companies 3 • Community Markets • Loans $1.9 billion • Deposits $5.1 billion • Banking Centers 61 • Fortune 500 Companies 1 All numbers as of 6/30/2025 except deposit market share which is as of 6/30/2024. Greater Cincinnati/Dayton loan and deposit balances include large public fund relationships, special assets, loan marks, and other out of market and corporately held balances. 47 • National • Loans $2.4 billion • Deposits $0.2 billion

The Company’s Investor Presentation contains certain financial information determined by methods other than in accordance with accounting principles generally accepted in the United States (GAAP). Such non-GAAP financial information should be considered supplemental to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. However, we believe that non-GAAP reporting provides meaningful information and therefore we use it to supplement our GAAP information. We have chosen to provide this supplemental information to investors, analysts and other interested parties to enable them to perform additional analyses of operating results, to illustrate the results of operations giving effect to the non-GAAP adjustments and to provide an additional measure of performance. We believe this information is helpful in understanding the results of operations separate and apart from items that may, or could, have a disproportional positive or negative impact in any given period. For a reconciliation of the differences between the non-GAAP financial measures and the most comparable GAAP measures, please refer to the following reconciliation tables. to GAAP Reconciliation 48 appendix: non-GAAP measures appendix: non-GAAP to GAAP reconciliation 49 All dollars shown in thousands Net interest income and net interest margin - fully tax equivalent June 30, Mar. 31, Dec. 31, Sep. 30, June 30, 2025 2025 2024 2024 2024 Net interest income 158,269$ 149,296$ 154,399$ 155,560$ 153,311$ Tax equivalent adjustment 1,246 1,213 1,274 1,362 1,418 Net interest income - tax equivalent 159,515$ 150,509$ 155,673$ 156,922$ 154,729$ Average earning assets 15,814,576$ 15,752,132$ 15,714,676$ 15,292,378$ 15,171,819$ Net interest margin1 4.01% 3.84% 3.91% 4.05% 4.06 % Net interest margin (fully tax equivalent)1 4.05% 3.88% 3.94% 4.08% 4.10 % Three months ended 1 Margins are calculated using net interest income annualized divided by average earning assets. The tax equivalent adjustment to net interest income recognizes the income tax savings when comparing taxable and tax-exempt assets and assumes a 21% tax rate. Management believes that it is a standard practice in the banking industry to present net interest margin and net interest income on a fully tax equivalent basis. Therefore, management believes these measures provide useful information to investors by allowing them to make peer comparisons. Management also uses these measures to make peer comparisons.

appendix: non-GAAP to GAAP reconciliation 50 All dollars shown in thousands Additional non-GAAP ratios June 30, Mar. 31, Dec. 31, Sep. 30, June 30, (Dollars in thousands, except per share data) 2025 2025 2024 2024 2024 Net income (a) 69,996$ 51,293$ 64,885$ 52,451$ 60,805$ Average total shareholders' equity 2,515,747 2,457,785 2,441,045 2,371,125 2,281,040 Less: Goodwill (1,007,656) (1,007,656) (1,007,658) (1,007,654) (1,007,657) Other intangibles (76,076) (78,220) (80,486) (82,619) (84,577) Average tangible equity (b) 1,432,015 1,371,909 1,352,901 1,280,852 1,188,806 Total shareholders' equity 2,558,155 2,501,235 2,438,041 2,450,438 2,326,439 Less: Goodwill (1,007,656) (1,007,656) (1,007,656) (1,007,656) (1,007,656) Other intangibles (75,458) (77,002) (79,291) (81,547) (83,528) Ending tangible equity (c) 1,475,041 1,416,577 1,351,094 1,361,235 1,235,255 Less: AOCI (246,384) (253,888) (289,799) (232,262) (323,409) Ending tangible equity less AOCI (d) 1,721,425 1,670,465 1,640,893 1,593,497 1,558,664 Total assets 18,634,255 18,455,067 18,570,261 18,146,332 18,166,180 Less: Goodwill (1,007,656) (1,007,656) (1,007,656) (1,007,656) (1,007,656) Other intangibles (75,458) (77,002) (79,291) (81,547) (83,528) Ending tangible assets (e) 17,551,141 17,370,409 17,483,314 17,057,129 17,074,996 Risk-weighted assets (f) 14,129,683 14,027,274 14,059,215 13,800,728 13,803,249 Total average assets 18,419,437 18,368,604 18,273,419 17,854,191 17,728,251 Less: Goodwill (1,007,656) (1,007,656) (1,007,658) (1,007,654) (1,007,657) Other intangibles (76,076) (78,220) (80,486) (82,619) (84,577) Average tangible assets (g) 17,335,705$ 17,282,728$ 17,185,275$ 16,763,918$ 16,636,017$ Ending shares outstanding (h) 95,760,617 95,730,353 95,494,840 95,486,317 95,486,010 Ratios Return on average tangible shareholders' equity (a)/(b) 19.61% 15.16% 19.08% 16.29% 20.57% Ending tangible equity as a percent of: Ending tangible assets (c)/(e) 8.40% 8.16% 7.73% 7.98% 7.23% Risk-weighted assets (c)/(f) 10.44% 10.10% 9.61% 9.86% 8.95% Ending tangible equity excluding AOCI as a percent of: Ending tangible assets (d)/(e) 9.81% 9.62% 9.39% 9.34% 9.13% Average tangible equity as a percent of average tangible assets (b)/(g) 8.26% 7.94% 7.87% 7.64% 7.15% Tangible book value per share (c)/(h) 15.40$ 14.80$ 14.15$ 14.26$ 12.94$ Three months ended, appendix: non-GAAP to GAAP reconciliation

Additional non-GAAP measures

(Dollars in thousands, except per share data)	2Q25		1Q25		4Q24		3Q24	
	As Reported	Adjusted	As Reported	Adjusted	As Reported	Adjusted	As Reported	Adjusted
Net interest income (f)	$ 158,269	$ 158,269	$ 149,296	$ 149,296	$ 154,399	$ 154,399	$ 155,560	$ 155,560
Provision for credit losses-loans and leases (j)	9,084	9,084	9,141	9,141	9,705	9,705	9,930	9,930
Provision for credit losses-unfunded commitments (j)	718	718	(441)	(441)	(273)	(273)	694	694
Noninterest income	68,063	68,063	51,083	51,083	69,854	69,854	45,701	45,701
less: gains (losses) on security transactions		242		(9,948)		143		(17,468)
less: deferred tax adjustment		-		-		-		4,353
Total noninterest income (g)	68,063	67,821	51,083	61,031	69,854	69,711	45,701	58,816
Noninterest expense	128,671	128,671	128,076	128,076	147,907	147,907	125,759	125,759
less: tax credit investment writedown		111		112		14,303		31
less: state intangible tax		-		-		(983)		-
less: efficiency-related costs		1,016		451		4,727		383
less: Other		(56)		894		(1,066)		664
Total noninterest expense (e)	128,671	127,600	128,076	126,619	147,907	130,926	125,759	124,681
Income before income taxes (i)	87,859	88,688	63,603	75,008	66,914	83,752	64,878	79,071
Income tax expense	17,863	17,863	12,310	12,310	2,029	2,029	12,427	12,427
plus: tax effect of adjustments		88		88		10,522		24
plus: after-tax impact of tax credit investments @ 21%		174		2,395		3,536		2,981
Total income tax expense (h)	17,863	18,125	12,310	14,793	2,029	16,087	12,427	15,432
Net income (a)	$ 69,996	$ 70,563	$ 51,293	$ 60,215	$ 64,885	$ 67,665	$ 52,451	$ 63,639
Average diluted shares (b)	95,742	95,742	95,524	95,524	95,488	95,488	95,480	95,480
Average assets (c)	18,419,437	18,419,437	18,368,604	18,368,604	18,273,419	18,273,419	17,854,191	17,854,191
Average shareholders' equity	2,515,747	2,515,747	2,457,785	2,457,785	2,441,045	2,441,045	2,371,125	2,371,125
Less:								
Goodwill and other intangibles	(1,083,732)	(1,083,732)	(1,085,876)	(1,085,876)	(1,088,144)	(1,088,144)	(1,090,273)	(1,090,273)
Average tangible equity (d)	1,432,015	1,432,015	1,371,909	1,371,909	1,352,901	1,352,901	1,280,852	1,280,852
Ratios								
Net earnings per share - diluted (a)/(b)	$ 0.73	$ 0.74	$ 0.54	$ 0.63	$ 0.68	$ 0.71	$ 0.55	$ 0.67
Return on average assets - (a)/(c)	1.52%	1.54%	1.13%	1.33%	1.41%	1.47%	1.17%	1.42%
Pre-tax, pre-provision return on average assets - ((a)+(j)+(h))/(c)	2.13%	2.14%	1.60%	1.85%	1.66%	2.03%	1.68%	2.00%
Return on average tangible shareholders' equity - (a)/(d)	19.61%	19.76%	15.16%	17.80%	19.08%	19.90%	16.29%	19.77%
Efficiency ratio - (e)/((f)+(g))	56.9%	56.4%	63.9%	60.2%	66.0%	58.4%	62.5%	58.2%
Effective tax rate - (h)/(i)	20.3%	20.4%	19.4%	19.7%	3.0%	19.2%	19.2%	19.5%

All dollars shown in thousands

FIRST
first financial bancorp
51
EQUAL OPPORTUNITY LENDER FDIC

52 First Financial Bancorp First Financial Center 255 East Fifth Street Cincinnati, OH 45202